                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) April 14, 1998

                         ADVANTA BUSINESS SERVICES CORP.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


                 Delaware                         333-38575                    23-2333786
---------------------------------------        ----------------       -------------------------------
             (State or Other                   (Commission File       (I.R.S. Employer Identification
      Jurisdiction of Incorporation)               Number)                            No.)


          1020 Laurel Oak Road                                                     08043
---------------------------------------                                ------------------------------
         Voorhees, New Jersey                                                   (Zip Code)
(Address of Principal Executive Offices)


        Registrant's telephone number, including area code (609) 782-7300
                                                           --------------
                                    No Change
        -----------------------------------------------------------------
          (Former name or former address, if changed since last report)


                      ADVANTA LEASING RECEIVABLES CORP. IV
             ------------------------------------------------------
            (Exact name of registrant as specified in its charter)


                  Nevada                             333-38575-01                   88-0387072
 --------------------------------------------       ---------------      -------------------------------
(State or Other Jurisdiction of Incorporation)     (Commission File      (I.R.S. Employer Identification
                                                        Number)                        No.)


            1325 Airmotive Way
               Reno, Nevada                                                          89502
---------------------------------------------                                      ----------
   (Address of Principal Executive Offices)                                        (Zip Code)



        Registrant's telephone number, including area code (702) 322-2221
                                                           --------------

                                    No Change
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

                       ADVANTA LEASING RECEIVABLES CORP. V
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


                      Nevada                         333-38575-02                   88-0387073
----------------------------------------------      ---------------       ------------------------------
(State or Other Jurisdiction of Incorporation)     (Commission File       (I.R.S. Employer Identification
                                                        Number)                       No.)


               1325 Airmotive Way
                 Reno, Nevada                                                        89502
   ----------------------------------------                                        ---------
   (Address of Principal Executive Offices)


        Registrant's telephone number, including area code (702) 322-2221
                                                           --------------

                                    No Change
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 2.  Acquisition or Disposition of Assets

Description of the Notes and the Contracts.

                  Advanta Leasing Receivables Corp. IV and Advanta Leasing Receivables Corp. V, as issuers (the "Issuers"), have registered an issuance of $360,000,000 in aggregate principal amount of their Equipment Receivables Asset-Backed Notes on Form S-1. Pursuant to the Registration Statement, the Issuers issued Equipment Receivables Asset-Backed Notes, Series 1998-1, $72,000,000 5.77% Class A-1 Notes (the "Class A-1 Notes"), Equipment Receivables Asset-Backed Notes, Series 1998-1, $190,000,000 5.82% Class A-2 Notes (the "Class A-2 Notes"), Equipment Receivables Asset-Backed Notes, Series 1998-1, $23,300,000 5.93% Class A-3 Notes (the "Class A-3 Notes"), Equipment Receivables Asset-Backed Notes, Series 1998-1, $45,900,000 5.98% Class A-4 Notes, (the "Class A-4 Notes," together with the Class A-1 Notes, the Class A-2 Notes and the Class A-3 Notes, the "Class A Notes"), Equipment Receivables Asset-Backed Notes, Series 1998-1, $18,938,000 6.10% Class B Notes ("the Class B Notes") and Equipment Receivables Asset-Backed Notes, Series 1998-1, $9,862,000 6.49% Class C Notes (the "Class C Notes," together with the Class A Notes and the Class B Notes, the "Offered Notes") on April 14, 1998. The Issuers also issued principal-only Equipment Receivables Asset-Backed Notes, Series 1998-1, $15,000,304 Class D Notes (the "Class D Notes," together with the Offered Notes, the "Notes"). This Current Report on Form 8-K is being filed to satisfy an undertaking to file copies of certain agreements executed in connection with the issuance of the Notes, the forms of which were filed as Exhibits to the Registration Statement.

                  The Notes were issued pursuant to a Master Business Receivables Asset-Backed Financing Facility Agreement dated as of May 1, 1997 (the "Master Facility Agreement"), by and among Advanta Business Services Corp., as servicer (in such capacity, the "Servicer" and in its individual capacity, "ABS"), Advanta Leasing Receivables Corp. III, as obligors' agent (the "Obligors' Agent") and The Chase Manhattan Bank, as trustee (the "Trustee") and a Series 1998-1 Supplement to the Master Facility Agreement attached hereto as
Exhibit 4.1, dated as of April 14, 1998 between the Servicer, ABS, the Obligors' Agent, the Trustee and the Issuers.

                  The Offered Notes evidence debt obligations of the Issuers, each a special-purpose bankruptcy remote subsidiary of ABS, and are secured by Trust Assets (the "Trust Assets") which consists of, initially, (i) all Scheduled Payments due on or after the Cut-Off Date with respect to a pool consisting of a combination of leases (including, but not limited to, finance leases, true leases and full payout leases), loans, contracts and promissory notes (collectively, the "Initial Contracts"), financing the purchase or lease of "small-ticket" equipment items for businesses, including, without limitation, computers, office machines (such as copy machines, facsimile machines and telephones), alarm systems and similar items, together with such Initial Contracts and certain other property appurtenant thereto, (ii) certain interests in the Equipment (and certain proceeds, including net insurance proceeds, thereof) relating to the Initial Contracts (the "Initial Property"), (iii) funds on deposit in the Reserve Account and certain other accounts held by the Trustee and (iv) the rights of ABS under any applicable agreements (such as broker, vendor or purchase agreements) pursuant to which ABS acquired the Contracts.

                  As of the Closing Date, the Contracts had the characteristics described in the Prospectus dated April 8, 1998 filed pursuant to Rule 424(b)(1) of the Securities Act of 1933, as amended (the "Securities Act") with the Commission.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(a)  Not applicable

(b)  Not applicable

(c)  Exhibits:

                  1.1 Underwriting Agreement, dated as of April 7, 1998, among Advanta Leasing Receivables Corp. IV, Advanta Leasing Receivables Corp. V, Advanta Business Services Corp. and Salomon Brothers Inc, as representative of the Several Underwriters.

                  4.1 Series 1998-1 Supplement to the Master Business Receivables Asset-Backed Financing Facility Agreement, dated as of April 14, 1998, among Advanta Business Services Corp., as Servicer, Advanta Leasing Receivables Corp. III, as Obligors' Agent, The Chase Manhattan Bank, as Trustee, Advanta Leasing Receivables Corp. IV, as Series Obligor, and Advanta Leasing Receivables Corp. V, as Series Obligor.

                  4.2 Contribution Agreement Supplement, dated as of April 14, 1998, between Advanta Business Services Corp., as Contributor, Advanta Leasing Receivables Corp. III, as Obligors' Agent, Advanta Leasing Receivables Corp. IV, as a Series Obligor, and Advanta Leasing Receivables Corp. V, as a Series Obligor.

                  4.3 Sales and Assignment Agreement, dated as of April 14, 1998, between Advanta Leasing Receivables Corp. III, Advanta Business Receivables LLC, Advanta Leasing Receivables Corp. IV and Advanta Leasing Receivables Corp. V.

                  99.1 Statistical information as of April 1, 1998, the Cut-Off Date.

                                   SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       ADVANTA BUSINESS SERVICES CORP.,
                                       as Registrant

                                       By  /s/ CHARLES H. PODOWSKI
                                          --------------------------------------
                                          Name:    Charles H. Podowski
                                          Title:   Director


Dated:  April ___, 1998

                                   SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       ADVANTA LEASING RECEIVABLES CORP. IV,
                                       as Registrant

                                       By  /s/ CHARLES H. PODOWSKI
                                          -------------------------------------
                                          Name:    Charles H. Podowski
                                          Title:   Director


Dated:  April ___, 1998

                                   SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       ADVANTA LEASING RECEIVABLES CORP. V,
                                       as Registrant

                                       By  /s/ CHARLES H. PODOWSKI
                                          -------------------------------------
                                          Name:    Charles H. Podowski
                                          Title:   Director


Dated:  April ___, 1998

                                  EXHIBIT INDEX


Exhibit No.       Description
-----------       -----------
1.1               Underwriting Agreement, dated as of April 7, 1998, among
                  Advanta Leasing Receivables Corp. IV, Advanta Leasing
                  Receivables Corp. V, Advanta Business Services Corp. and
                  Salomon Brothers Inc, as representative of the Several
                  Underwriters.

4.1               Series 1998-1 Supplement to the Master Business Receivables
                  Asset-Backed Financing Facility Agreement, dated as of April
                  14, 1998, among Advanta Business Services Corp., as Servicer,
                  Advanta Leasing Receivables Corp. III, as Obligors' Agent, The
                  Chase Manhattan Bank, as Trustee, Advanta Leasing Receivables
                  Corp. IV, as Series Obligor, and Advanta Leasing Receivables
                  Corp. V, as Series Obligor.

4.2 Contribution Agreement Supplement, dated as of April 14, 1998, between Advanta Business Services Corp., as Contributor,
                  Advanta Leasing Receivables Corp. III, as Obligors' Agent,
                  Advanta Leasing Receivables Corp. IV, as Series Obligor, and
                  Advanta Leasing Receivables Corp. V, as Series Obligor.

4.3 Sales and Assignment Agreement, dated as of April 14, 1998, between Advanta Leasing Receivables Corp. III, Advanta
                  Business Receivables LLC, Advanta Leasing Receivables Corp. IV and Advanta Leasing Receivables Corp. V.

99.1              Statistical information as of April 1, 1998, the Cut-Off Date.
